DERIVED INFORMATION 10/24/05

[$881,550,000]

Senior, Mezzanine & Subordinate Bonds Offered

(Approximate)

[$891,000,100]

Total Certificates Offered & Non-Offered

Home Equity Pass-Through Certificates, Series 2005-9

Credit Suisse First Boston Mortgage Securities Corp.

Depositor

[U.S. Bank N.A.]

Trustee

The information contained in the attached materials (the “Information”) has been provided by Credit Suisse First Boston LLC (“CSFB”).

The Information contained herein is preliminary and subject to change. The Information does not include all of the information required to be included in the final prospectus relating to the certificates. As such, the Information may not reflect the impact of all structural characteristics of the certificates. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Prospective investors in the certificates should read the relevant documents filed, or to be filed, with the Securities and Exchange Commission (the “Commission”) because they contain important information.  Such documents may be obtained without charge at the Commission’s website. Although a registration statement (including the base prospectus) relating to the certificates discussed in this communication has been filed with the Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not yet been filed with the Commission. Prospective purchasers are recommended to review the final prospectus and prospectus supplement relating to the certificates (“Offering Documents”) discussed in this communication.

Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the CSFB trading desk or from the Commission’s website.

There shall not be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Neither Credit Suisse First Boston LLC nor the Depositor have verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

H	Pool Data		Data Entry Rules: 1. Only enter data in the fields highlighted in purpole. 2. Please enter 0 for blanks. 3. Bucket the data using best fit rules.
Deal Ticker:		HEAT 2005-9

Pool Summary		North California		Classification	Total	Check
Total Issue Balance (USD)	900,000,100	% of State	38.2	Mortgage Type	898,209,110	4
Original Mortgage Pool Balance (USD)	899,525,717	WA FICO	640	Loan-to-Value	898,209,109	4
Current Mortgage Pool Balance (USD)	898,209,110	- Minimum FICO	499	FICO	898,209,110	4
Total Number of Loans	4,617	- Maximum FICO	790	Purpose	898,209,110	4
Average Loan Balance (USD)	194,544	WA LTV	77.9	Occupancy	898,209,109	4
1st lien (%age)	98.0%	- Minimum LTV	24	Loan Balance	898,209,110	4
2nd lien (%age)	2.0%	- Maximum LTV	100	Property Type	898,209,110	4
WA FICO	631	Highest Zip-Code Density (% of State)	2.2	Documentation Type	898,209,110	4
- Minimum FICO	437	Zip-Code with Highest Density	93635	Fixed Period	898,209,110	4
- Maximum FICO	802			Geographic Distribution	898,209,112	4
WA LTV	79.8%	South California
- Minimum LTV	16.4%	% of State	61.8	Per Annum Fees
- Maximum LTV	100.0%	WA FICO	638	Servicer Fees (bps)
WA DTI	41.3%	Minimum FICO	481	Average Cost of Carry per Annum
- Minimum DTI	2.1%	Maximum FICO	795
- Maximum DTI	68.1%	WA LTV	77.5
WA Age (Months)	3	Minimum LTV	16.4
WA Remaining Term (Months)	355	Maximum LTV	100
North California (% of Pool)	14.5%	Highest Zip-Code Density (% of State)	1.9
South California (% of Pool)	23.4%	Zip-Code with Highest Density	92376

Mortgage Type	WA LTV	WA FICO	Balance	% of Pool
Fixed Rate Mortgage	82%	635	77,716,231	8.7%
Adjustable Rate Mortgage	80%	616	491,062,038	54.7%
Option ARMs	0%	-	-	0.0%
Interest Only Mortgage	80%	652	329,430,841	36.7%

LTV	WA LTV	WA FICO	Balance	% of Pool
0.01-20.00	16%	672	368,941	0.0%
20.01-25.00	24%	604	274,718	0.0%
25.01-30.00	28%	579	1,315,485	0.1%
30.01-35.00	32%	595	1,237,685	0.1%
35.01-40.00	38%	660	1,461,436	0.2%
40.01-45.00	43%	605	3,323,284	0.4%
45.01-50.00	48%	596	8,193,897	0.9%
50.01-55.00	53%	606	11,039,662	1.2%
55.01-60.00	58%	611	13,816,172	1.5%
60.01-65.00	63%	619	29,984,700	3.3%
65.01-70.00	69%	613	48,784,099	5.4%
70.01-75.00	74%	609	66,259,556	7.4%
75.01-80.00	80%	642	447,584,041	49.8%
80.01-85.00	84%	612	81,695,805	9.1%
85.01-90.00	90%	625	130,278,602	14.5%
90.01-95.00	95%	642	23,645,186	2.6%
95.01-100.00	100%	648	28,945,840	3.2%

FICO	WA LTV	WA FICO	Balance	% of Pool
321 - 340	0%	-	-	0.0%
341 - 360	0%	-	-	0.0%
361 - 380	0%	-	-	0.0%
381 - 400	0%	-	-	0.0%
401 - 420	0%	-	-	0.0%
421 - 440	90%	437	49,685	0.0%
441 - 460	80%	460	50,496	0.0%
461 - 480	82%	470	524,677	0.1%
481 - 500	72%	494	1,479,624	0.2%
501 - 520	76%	509	17,581,318	2.0%
521 - 540	76%	530	29,460,758	3.3%
541 - 560	76%	551	43,599,170	4.9%
561 - 580	79%	571	61,452,401	6.8%
581 - 600	80%	590	94,120,665	10.5%
601 - 620	80%	610	137,894,382	15.4%
621 - 640	81%	630	132,970,749	14.8%
641 - 660	80%	650	129,934,892	14.5%
661 - 680	81%	670	95,339,421	10.6%
681 - 700	80%	689	63,758,836	7.1%
701 - 720	80%	709	37,206,704	4.1%
721 - 740	80%	730	21,968,147	2.4%
741 - 760	83%	750	17,536,894	2.0%
761 - 780	82%	771	8,983,730	1.0%
781 - 800	77%	790	4,121,229	0.5%
801 - 820	90%	802	175,332	0.0%
> 820	0%	-	-	0.0%
Unknown	0%	-	-	0.0%

LTV	MIG%	WA FICO	Balance with MIG	% of Pool
0.01-20.00	0%	672	0	0.0%
20.01-25.00	0%	604	0	0.0%
25.01-30.00	0%	579	0	0.0%
30.01-35.00	0%	595	0	0.0%
35.01-40.00	0%	660	0	0.0%
40.01-45.00	0%	605	0	0.0%
45.01-50.00	0%	596	0	0.0%
50.01-55.00	0%	606	0	0.0%
55.01-60.00	0%	611	0	0.0%
60.01-65.00	0%	619	0	0.0%
65.01-70.00	0%	613	0	0.0%
70.01-75.00	0%	609	0	0.0%
75.01-80.00	0%	642	0	0.0%
80.01-85.00	0%	612	0	0.0%
85.01-90.00	0%	625	0	0.0%
90.01-95.00	0%	642	0	0.0%
95.01-100.00	0%	648	0	0.0%

Purpose	WA LTV	WA FICO	Balance	% of Pool
Purchase	82%	649	417,515,784	46.5%
Cash-Out/Refinancing	78%	615	456,634,428	50.8%
Refinancing	77%	608	24,058,898	2.7%

Occupancy	WA LTV	WA FICO	Balance	% of Pool
Owner	80%	629	835,904,982	93.1%
Investment	81%	649	54,839,747	6.1%
2nd Home	84%	647	7,464,380	0.8%

Loan Balance	WA LTV	WA FICO	Balance	% of Pool
<$200,000	80%	620	299,044,556	33.3%
<$400,000	79%	633	390,160,375	43.4%
<$600,000	81%	640	162,425,638	18.1%
>$600,000	78%	648	46,578,541	5.2%

Property Type	WA LTV	WA FICO	Balance	% of Pool
SFR	80%	629	710,362,319	79.1%
PUD	80%	634	77,997,069	8.7%
CND	81%	638	51,722,024	5.8%
2-4 Family	79%	644	58,127,698	6.5%

Documentation Type	WA LTV	WA FICO	Balance	% of Pool
Full	80%	620	506,499,484	56.4%
Stated	78%	643	262,970,487	29.3%
Reduced	82%	648	124,751,923	13.9%
None	70%	634	3,987,216	0.4%

Fixed Period (Months)	WA LTV	WA FICO	Balance	% of Pool
</= 12	81%	635	88,083,718	9.8%
>12 and </= 36	80%	630	798,438,533	88.9%
>36 and </= 60	76%	658	11,686,859	1.3%
>60	0%	-	-	0.0%

Geographic Distribution	WA LTV	WA FICO	Balance	% of Pool
AK	77%	625	641,967	0.1%
AL	88%	622	3,396,330	0.4%
AR	85%	615	1,351,315	0.2%
AS	0%	-	-	0.0%
AZ	80%	627	35,661,147	4.0%
CA	78%	639	340,569,465	37.9%
CO	81%	635	18,668,702	2.1%
CT	80%	617	4,609,582	0.5%
CZ	0%	-	-	0.0%
DC	81%	651	1,538,220	0.2%
DE	86%	619	1,790,694	0.2%
FL	80%	626	97,602,761	10.9%
GA	84%	617	16,852,294	1.9%
GU	0%	-	-	0.0%
HI	80%	665	9,570,436	1.1%
IA	86%	602	2,219,058	0.2%
ID	79%	625	7,403,777	0.8%
IL	82%	613	32,426,634	3.6%
IN	85%	616	6,648,271	0.7%
KS	86%	628	4,468,264	0.5%
KY	85%	632	3,905,034	0.4%
LA	88%	627	1,501,800	0.2%
MA	78%	619	9,358,501	1.0%
MD	81%	617	29,611,326	3.3%
ME	79%	623	1,107,012	0.1%
MI	81%	610	13,106,768	1.5%
MN	83%	637	6,342,345	0.7%
MO	82%	621	9,200,560	1.0%
MS	86%	583	1,500,738	0.2%
MT	80%	621	101,111	0.0%
NC	80%	636	9,561,456	1.1%
ND	0%	-	-	0.0%
NE	82%	631	508,378	0.1%
NH	81%	596	1,933,462	0.2%
NJ	81%	629	23,846,743	2.7%
NM	82%	600	2,656,111	0.3%
NV	79%	619	30,699,852	3.4%
NY	81%	644	36,853,973	4.1%
OH	83%	616	13,395,737	1.5%
OK	84%	595	1,207,112	0.1%
OR	81%	638	18,855,721	2.1%
OT	0%	-	-	0.0%
PA	82%	616	4,441,302	0.5%
PR	0%	-	-	0.0%
RI	80%	629	3,548,625	0.4%
SC	83%	588	3,574,369	0.4%
SD	0%	-	-	0.0%
TN	81%	623	8,134,792	0.9%
TT	0%	-	-	0.0%
TX	83%	622	17,277,210	1.9%
UT	81%	650	5,883,370	0.7%
VA	82%	623	25,051,521	2.8%
VI	0%	-	-	0.0%
VT	0%	-	-	0.0%
WA	80%	632	23,348,297	2.6%
WI	82%	623	5,846,466	0.7%
WV	82%	608	430,503	0.0%
WY	0%	-	-	0.0%